SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2001


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-10434                13-1726769
     (State or other            (Commission File        (I.R.S. Employer
     jurisdiction of                  Number)          Identification Number)
     incorporation or
      organization)


                       Pleasantville, New York 10570-7000
                   (Address of principal executive (Zip Code)
                                    offices)

               Registrant's telephone number, including area code:
                                 (914) 238-1000





                                                         Page 1 of 5 pages.



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ITEM 5.    Other Events.

      Filed herewith is an excerpt from a presentation delivered to analysts and investors by Thomas O. Ryder, Chairman and Chief
Executive Officer, on December 3, 2001 (Exhibit 99.1).


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial statements of business acquired
           Not applicable

      (b)  Pro forma financial information
           Not applicable

(c)   Exhibits

           Number                   Description

            99.1 Excerpt from a presentation delivered by Thomas O. Ryder, Chairman and Chief Executive
                    Officer, to analysts and investors on
                    December 3, 2001.



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                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                         (Registrant)


Date:  December 3, 2001
                            /s/    THOMAS D. BARRY
                            ----------------------------------
                                        Thomas D. Barry
                                      Vice President and
                                     Corporate Controller

                           EXHIBIT INDEX



Exhibit No.                         Description

  99.1      Excerpt from a presentation delivered by Thomas O.
            Ryder, Chairman and Chief Executive Officer, to analysts and investors on December 3, 2001.